Tactical Dividend and Momentum Fund

Class A	HTDAX
Class C	HTDCX
Class I	HTDIX
Class R	HTDRX

a Series of Two Roads Shared Trust (the “Fund”)

Supplement dated March 14, 2023

to the Prospectus and Statement of Additional Information (the “SAI”) dated November 30, 2022

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This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective February 27, 2023, Foreside Financial Services, LLC replaced Northern Lights Distributors, LLC as the Fund’s Distributor. Accordingly, effective February 27, 2023 the disclosure in the Fund’s current Prospectus and SAI is amended as follows:

The “HOW TO PURCHASE SHARES – Class A - How to Reduce Your Sales Charge” section on page 13 of the Prospectus is deleted in its entirety and replaced with the following:

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Foreside Financial Services, LLC (the “Distributor”), in writing and supply your account number at the time of purchase.

The “DISTRIBUTION OF SHARES - Distributor” section on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

Distributor: Foreside Financial Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 (the “Distributor”), is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

The address for the Fund’s Distributor on the back cover page of the Fund’s Prospectus is replaced in its entirety as follows:

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

The “THE DISTRIBUTOR” section beginning on page 33 of the SAI is deleted in its entirety and replaced with the following:

THE DISTRIBUTOR

Foreside Financial Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101 (the “Distributor”), serves as the principal underwriter and distributor for the shares of the Fund pursuant to an underwriting agreement with the Trust on behalf of the Fund (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Fund’s former distributor from the Fund during the fiscal year ended July 31, 2022:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Tactical Dividend & Momentum Fund Class A	$0	$0	$0	*
Tactical Dividend & Momentum Fund Class C	$0	$0	$0	*
Tactical Dividend & Momentum Fund Class R	$0	$0	$0	*

*The Fund’s former distributor received $43,952 from the Adviser as compensation for its distribution services to the Fund.

The first paragraph of the “OTHER SERVICE PROVIDERS - Fund Administration, Fund Accounting and Transfer Agent Services” section on page 37 of the SAI is deleted in its entirety and replaced with the following:

Ultimus Fund Solutions, LLC (“UFS”), which has its principal office at 225 Pictoria Drive, Suite 450 Cincinnati, Ohio, 45246, serves as administrator, fund accountant and transfer agent for the Fund pursuant to the Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of UFS or its affiliates.

The “OTHER SERVICE PROVIDERS - Chief Compliance Officer” section on page 39 of the SAI is deleted in its entirety and replaced with the following:

Chief Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Fund paid NLCS a one-time fee plus an annual asset based fee, which scales downward based on net assets. The Fund also pay NLCS for any out-of-pocket expenses.

You can obtain copies of the Fund’s Prospectus, SAI, and annual or semi-annual reports without charge by contacting the Fund’s Distributor, Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101 or by calling (866) 453-5199or by visiting the Fund’s website at www.hanlonfunds.com.

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This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.hanlonfunds.com or by calling 1-844-828-3212.